Putnam
International
Capital Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you regarding short-term trading activity in certain Putnam funds by a small number of Putnam employees. Your fund, Putnam International Capital Opportunities Fund, was one of the funds in which some of this trading occurred. We apologize for this and want you to be aware of the steps being taken to correct this problem. A number of remedial actions, including more stringent employee trading restrictions, enhanced compliance standards and systems, and new redemption fees for fund shares held for short time periods are being implemented. As we have noted earlier, your Trustees will ensure that the Putnam funds are fully compensated for any losses resulting from improper trading activity at Putnam. Furthermore, after an exhaustive investigation we have made sure that the employees involved in the trading are no longer working at Putnam.

We also want to direct your attention to a series of initiatives taken in the interests of investors in January that were outlined in a letter to shareholders from Putnam President and CEO Ed Haldeman. Beginning this spring, certain shareholder communications will provide enhanced disclosure, including information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and Trustee ownership of Putnam funds. The Trustees and Putnam are continuing to explore other measures that may provide greater transparency and enhanced protection for long-term shareholders.

With regard to recent fund performance, we are pleased to note that stocks around the world have continued to advance during the past six months as the global economy emerged from a slump. Your fund benefited because it emphasizes stocks of small and midsize companies, which led larger companies in the rally. This advantage allowed the fund to outperform its peer group, based on results at net asset value, but unfortunately it underperformed its benchmark. In the following pages your management team will describe the reasons behind these results and what opportunities and risks it sees ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004


Report from Fund Management

Fund highlights

 * During Putnam International Capital Opportunities Fund's semiannual period, which ended February 29, 2004, class A shares returned 26.93% at net asset value (NAV) and 19.60% at public offering price (POP).

 * The fund's class A shares underperformed the 29.07% advance of the S&P/Citigroup World Ex-U.S. Extended Markets Index, the fund's benchmark, because of stock selection and the bankruptcy of Parmalat, a fund holding.

 * The fund outperformed the 22.75% average gain of its peer group, the Lipper International Funds category, based on results at NAV, because of the portfolio's emphasis on mid- and small-capitalization stocks.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

The recovery of international stock markets we described in our last annual report continued with few pauses during the six months ended February 29, 2004. Asian markets, in particular, headed higher during the winter months, lifted by strong exports and rising domestic consumer spending in some markets. Your fund's emphasis on mid- and small-capitalization stocks remained an advantage. In most markets, low interest rates and accelerating economic growth had a greater effect on the performance of smaller companies than on large companies. This factor also explains why your fund outperformed most of its peers, since many funds in its peer group emphasize large-cap stocks. Unfortunately, the fund's return lagged behind its benchmark, which favors mid- and small-cap stocks. This underperformance resulted primarily from one holding, Parmalat, an Italian dairy and food company that collapsed during the period.

FUND PROFILE

Putnam International Capital Opportunities Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund managers look for stocks that offer a combination of growth potential and attractive valuations. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.

Market overview

International markets in general advanced by a significant margin during the semiannual period. Asia was the leading region and the motor driving Asia was China's dynamic economy, which continued to expand at a rate of approximately 9%. China has significant cost advantages in manufacturing relative to most countries in the world and is attracting large capital investments from abroad. Other Asian markets also grew vigorously. Even Japan, the region's most advanced but also most sluggish economy, expanded. One of the sources of strength was the increase in orders for technology, electronics, and communications equipment, which helped boost prices of stocks in Taiwan, South Korea, and Japan.

Stocks in European markets were at a relative disadvantage in global competition because of the strength of the euro, which appreciated to its highest value ever against the dollar. The British pound also gained ground against the greenback. While this currency strength made European exports less competitive, European small and midsize companies still benefited from investor enthusiasm and improving economic conditions, though the rate of change varied across Europe. The United Kingdom and Spain had relatively strong economies, while Germany and France were just beginning to shake off the stagnation that had gripped them earlier in the year. The economic divergence became even more apparent when the Bank of England raised interest rates during the period to slow down business activity, while the European Central Bank considered a rate cut to stimulate growth and weaken the euro.

Canada and Australia posted moderate advances during the period, benefiting from solid performance from basic materials stocks. Emerging markets also performed well.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/29/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Extended Markets Index
(international stocks of small and midsize companies)                  29.07%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.22%
-------------------------------------------------------------------------------
Russell 2500 Index (stocks of small and midsize companies)             18.81%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.59%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.92%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             4.54%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       10.92%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/29/04.
-------------------------------------------------------------------------------

Strategy overview

At the beginning of the period, the fund had a bias in favor of stocks we considered likely to benefit from the recovery in the global economy, due to positions we had established in the first half of calendar year 2003. At that point in time, many cyclical stocks had become unreasonably undervalued, according to our analysis, because the Iraq war and the SARS epidemic in Asia had caused many investors to abandon equities. Since our criteria for selecting stocks emphasizes finding stocks priced below their worth, this negative market trend presented us with a wide range of investment opportunities.

Consequently, our stock-by-stock decisions shaped the fund's market weightings during the period. We maintained overweight positions -- relative to the benchmark index -- in several Asian markets. The fund also owned stocks in Taiwan, a market that is not represented in the benchmark. We had underweight exposure to Australia because we considered stocks in this market expensive relative to their growth prospects. In Europe, we maintained underweight exposure to the largest market, the United Kingdom, but an overweight to Sweden and Switzerland with holdings across several sectors, including media, financials, cyclicals, and basic materials.

While maintaining our overweights to Asian markets, we gradually reduced the fund's bias toward economic recovery by selling stocks as they appreciated, particularly in the consumer cyclicals sector. We increased holdings in the financial and basic materials sectors.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                              as of     as of
                             8/31/03   2/29/04

Japan                         23.5%     23.1%

United Kingdom                15.3%     15.7%

France                         8.3%      7.4%

South Korea                    3.5%      6.2%

Canada                         3.4%      5.7%

Footnote reads:
This chart shows how the fund's top country weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund's position in Parmalat Finanziaria SpA, an Italian dairy and food company with operations in many countries, had the greatest impact on performance. It was one of the fund's top ten holdings early in the period, but the position became worthless after the company went bankrupt. In December, it became apparent that billions of euros in Parmalat's accounts were missing. An investigation soon revealed that the company's owner, management, and auditors had been systematically fabricating accounting statements for many years. We had relied on these statements in analyzing the company and they had appeared to confirm to us that the company's restructuring strategy was working and that it was cutting costs and closing production facilities. However, the investigation uncovered the fact that Parmalat had actually been losing money year after year. Parmalat's leading executives have been arrested and its operations are being shut down around the world. While these unfortunate events negatively affected the fund's performance, the fact that its overall returns remained quite strong illustrates one of the most important advantages of mutual funds -- that a diversified portfolio limits the impact of poor performance from any one holding.

The performance of several other holdings reflected the positive economic trends described in the preceding sections of the report. Continental AG of Germany manufactures automotive tires, and the stock benefited from increasing global demand for cars and trucks. The company has also restructured its operations to cut costs. Samsung SDI of South Korea specializes in plasma display panels for televisions and computer monitors as well as liquid-crystal display screens for cellular telephone handsets. Strong orders for these products helped this stock appreciate and we still consider it to be undervalued. Dofasco, a steel company based in Canada, benefited from increasing demand for steel and rising steel prices. We also regard its management highly because of their ability to control costs. During the period we added BlueScope Steel, based in Australia, because it has characteristics similar to Dofasco.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 2/29/04]

TOP INDUSTRY WEIGHTINGS AS OF 2/29/04

Banking            8.1%

Retail             6.4%

Electronics        5.9%

Insurance          5.3%

Metals             4.8%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.

In the financial sector, our holdings had a mix of positive and negative results. Depfa Bank in Ireland performed well. This bank occupies a niche as a lender to public entities, such as state and municipal agencies. The credit quality of its loan portfolio is quite high and the demand for this type of lending is increasing, giving the company attractive growth potential. In the United Kingdom, the fund owned MAN Group. The stock performed well because the company specializes in hedge funds and other alternative investment products and has been achieving significant growth in assets. A negative contributor in the financials sector was Van der Moolen Holding, a brokerage company based in the Netherlands. Its earnings growth disappointed us when market trading volumes declined as stocks steadily appreciated in 2003. Also, one of the company's subsidiaries was among several New York Stock Exchange floor traders whose practices came under investigation by the Securities and Exchange Commission (SEC). We sold the stock because we no longer favored its earnings growth prospects.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam International Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Fabrice Bay (Portfolio Member), John Ferry (Portfolio Member), Andrew Graham (Portfolio Member), and Ronald Hua (Portfolio Member).

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Depfa Bank PLC
   Ireland
   Banking

 2 Continental AG
   Germany
   Tire and rubber

 3 Berkeley Group PLC
   United Kingdom
   Homebuilding

 4 Daito Trust Construction Co., Ltd.
   Japan
   Engineering and construction

 5 Man Group PLC
   United Kingdom
   Financial

 6 Samsung SDI Co., Ltd.
   South Korea
   Electronics

 7 Komercni Banka AS
   Czech Republic
   Banking

 8 Northern Rock PLC
   United Kingdom
   Banking

 9 BlueScope Steel, Ltd.
   Australia
   Metals

10 Imerys SA
   France
   Conglomerates

Footnote reads:
These holdings represent 18.4% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we consider the coming months, we find many reasons for optimism. Economic fundamentals appear solid in most international regions. Many markets have rising economic growth and trade surpluses that are keeping their currencies strong. Interest rates are supporting growth and we believe inflation is not a significant concern at present. We continue to find the most attractive opportunities in Asia, where, in our opinion, stocks in the industrial and financial sectors still have compelling valuations. Technology stocks, on the other hand, have generally risen in price, and their performance will depend more on each individual company's ability to deliver earnings growth, in our opinion. In fact, this is a reason for caution that we see across the portfolio in general. Mid- and small-cap stocks recovered very rapidly over the past 12 months and the positive economic conditions are increasingly reflected in stock prices. Looking forward, we anticipate that the market will be more discriminating and more focused on individual company fundamentals. In other words, we believe that international markets will be more selective in rewarding stocks this year. We believe it is also possible that investors might show a preference for large-cap stocks with attractive valuations. We have reduced the fund's exposure to consumer cyclicals and health care by taking profits in certain holdings while increasing the portfolio's exposure to basic materials and financials. We will continue to focus on identifying stocks that have attractive valuations and that we consider best positioned to deliver earnings growth.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
--------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M             Class R
(inception dates)            (12/28/95)            (10/30/96)             (7/26/99)            (10/30/96)           (1/21/03)
--------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP            NAV
--------------------------------------------------------------------------------------------------------------------------------
6 months                  26.93%     19.60%     26.52%     21.52%     26.50%     25.50%     26.66%     22.26%         26.85%
--------------------------------------------------------------------------------------------------------------------------------
1 year                    62.88      53.47      61.81      56.81      61.69      60.69      62.20      56.48          62.71
--------------------------------------------------------------------------------------------------------------------------------
5 years                   56.52      47.48      50.55      48.55      50.83      50.83      52.67      47.34          54.67
Annual average             9.37       8.08       8.53       8.24       8.57       8.57       8.83       8.06           9.11
--------------------------------------------------------------------------------------------------------------------------------
Life of fund             180.30     164.14     163.62     163.62     163.75     163.75     169.06     159.63         174.94
Annual average            13.45      12.63      12.60      12.60      12.60      12.60      12.88      12.39          13.18
--------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of Putnam International Capital Opportunities Fund. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/04
------------------------------------------------------------
                      S&P/Citigroup            Lipper
                       World Ex-U.S.      International
                         Extended         Funds category
                       Markets Index          average*
------------------------------------------------------------
6 months                   29.07%              22.75%
------------------------------------------------------------
1 year                     70.61               49.90
------------------------------------------------------------
5 years                    45.30               15.24
Annual average              7.76                2.42
------------------------------------------------------------
Life of fund               54.81               53.36
Annual average              5.50                4.99
------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 2/29/04, there were 859, 843, 491, and 223 funds, respectively, in this Lipper category.



--------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/29/04
--------------------------------------------------------------------------------------------------------------
                                   Class A          Class B        Class C          Class M          Class R
--------------------------------------------------------------------------------------------------------------
Distributions (number)                1                1              1                1                1
--------------------------------------------------------------------------------------------------------------
Income                             $0.290           $0.161         $0.127           $0.193           $0.265
--------------------------------------------------------------------------------------------------------------
Capital gains                         --              --              --               --               --
--------------------------------------------------------------------------------------------------------------
Total                              $0.290           $0.161         $0.127           $0.193           $0.265
--------------------------------------------------------------------------------------------------------------
Share value:                    NAV      POP          NAV            NAV         NAV      POP          NAV
--------------------------------------------------------------------------------------------------------------
8/31/03                       $16.31   $17.31       $15.91         $16.08      $16.11   $16.69       $16.29
--------------------------------------------------------------------------------------------------------------
2/29/04                        20.38    21.51*       19.95          20.20       20.19    20.92        20.37
--------------------------------------------------------------------------------------------------------------


* Reflects a reduction in sales charges that took effect on January 28, 2004.



--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------------
                                Class A               Class B               Class C               Class M           Class R
(inception dates)             (12/28/95)            (10/30/96)             (7/26/99)            (10/30/96)         (1/21/03)
--------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
--------------------------------------------------------------------------------------------------------------------------------
6 months                  26.32%     19.05%     25.85%     20.85%     25.89%     24.89%     25.98%     21.60%       26.24%
--------------------------------------------------------------------------------------------------------------------------------
1 year                    70.30      60.56      68.96      63.96      68.97      67.97      69.50      63.56        70.00
--------------------------------------------------------------------------------------------------------------------------------
5 years                   59.03      49.86      53.04      51.04      53.26      53.26      55.11      49.65        57.29
Annual average             9.72       8.43       8.88       8.60       8.91       8.91       9.18       8.40         9.48
--------------------------------------------------------------------------------------------------------------------------------
Life of fund             188.69     172.05     171.28     171.28     171.45     171.45     176.92     167.22       183.17
Annual average            13.70      12.88      12.85      12.85      12.85      12.85      13.13      12.64        13.43
--------------------------------------------------------------------------------------------------------------------------------



Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk     6.14

Int'l stock
fund average         3.93

Percentile rank [plot as risk bar]: 90%

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2500 Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P/Citigroup World Ex-U.S. Extended Markets Index is an unmanaged index of those companies whose capitalization falls within the bottom quintile of the Citigroup World Index.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
February 29, 2004 (Unaudited)

Common stocks (97.0%) (a)
Number of shares                                                          Value

Australia (3.2%)
-------------------------------------------------------------------------------
     4,564,754 BlueScope Steel, Ltd.                                $20,810,595
       164,277 Boral, Ltd.                                              778,081
       369,206 Caltex Australia, Ltd.                                 1,996,487
     1,038,743 CSR, Ltd.                                              1,458,341
       408,584 Deutsche Office Trust                                    349,852
     3,870,713 Downer EDI, Ltd.                                      10,122,093
       872,644 OneSteel, Ltd.                                         1,406,899
       112,202 Publishing & Broadcasting, Ltd.                        1,070,656
        32,689 QBE Insurance Group, Ltd.                                278,388
         5,636 Sigma Co., Ltd.                                           32,303
        61,010 Sims Group, Ltd.                                         545,932
        21,900 Sonic Healthcare, Ltd.                                   135,149
                                                                 --------------
                                                                     38,984,776

Belgium (2.9%)
-------------------------------------------------------------------------------
        86,416 Colruyt SA                                             9,844,417
        64,674 Delhaize Group                                         3,516,679
       174,806 Mobistar SA (NON)                                     11,694,146
       156,656 Umicore                                               10,499,412
                                                                 --------------
                                                                     35,554,654

Bermuda (1.0%)
-------------------------------------------------------------------------------
         6,200 Endurance Specialty Holdings, Ltd.                       205,778
         4,720 Max Re Capital, Ltd.                                     107,238
        31,200 Montpelier Re Holdings, Ltd.                           1,110,408
       521,297 Orient-Express Hotels, Ltd. Class A                    9,529,309
        32,634 RenaissanceRe Holdings, Ltd.                           1,727,970
                                                                 --------------
                                                                     12,680,703

Brazil (--%)
-------------------------------------------------------------------------------
         4,800 Gerdau SA (Preferred) (NON)                              102,692

Canada (5.7%)
-------------------------------------------------------------------------------
       293,892 Agrium, Inc.                                           4,376,509
         2,800 Angiotech Pharmaceuticals, Inc. (NON)                     71,685
         7,750 ATI Technologies, Inc. (NON)                             120,146
        21,300 AUR Resources, Inc. (NON)                                119,700
         3,440 Axcan Pharma, Inc. (NON)                                  67,508
        98,000 Baytex Energy Trust                                      753,790
         3,820 Celestica, Inc. (NON)                                     65,484
       873,159 Cinram International, Inc.                            17,603,750
         3,780 Cognos, Inc. (NON)                                       117,539
       677,470 Dofasco, Inc.                                         17,748,431
         3,000 Fairfax Financial Holdings, Ltd.                         462,846
        27,358 Industrial Alliance Insurance and
               Financial Services, Inc.                                 917,575
       259,400 Inmet Mining Corp. (NON)                               3,915,070
        72,000 Kingsway Financial Services, Inc. (NON)                  795,826
        73,178 Methanex Corp.                                           831,754
         7,100 Nexen, Inc.                                              264,325
       394,243 Penn West Petroleum, Ltd.                             17,336,466
       170,400 PetroKazakhstan, Inc. Class A (NON)                    4,353,720
         2,730 QLT PhotoTherapeutics, Inc. (NON)                         64,501
        11,135 Teck Corp                                                209,139
         2,876 Tundra Semiconductor Corp. (NON)                          55,432
                                                                 --------------
                                                                     70,251,196

China (0.2%)
-------------------------------------------------------------------------------
     6,758,000 United Food Holdings, Ltd.                             2,322,951

Czech Republic (3.3%)
-------------------------------------------------------------------------------
     1,381,943 Cesky Telecom AS                                      17,358,371
       140,000 Cesky Telecom AS 144A                                  1,758,518
       194,275 Komercni Banka AS                                     21,698,611
                                                                 --------------
                                                                     40,815,500

Denmark (0.1%)
-------------------------------------------------------------------------------
         8,200 GN Store Nord                                             60,579
        11,557 Jyske Bank A/S (NON)                                     599,387
        13,075 Topdanmark A/S (NON)                                     718,455
                                                                 --------------
                                                                      1,378,421

Finland (--%)
-------------------------------------------------------------------------------
         5,346 TietoEnator OYJ                                          172,675

France (7.4%)
-------------------------------------------------------------------------------
        17,416 Autoroutes du Sud de la France (ASF)                     621,599
         3,800 Casino Guichard Perrachon SA                             376,715
       345,318 Cie Generale D'Optique Essilor
               International SA                                      19,797,822
       327,734 CNP Assurances                                        18,907,765
         1,727 Eiffage SA                                               246,512
        83,986 Havas Advertising SA                                     466,381
        94,256 Imerys SA                                             20,643,713
       116,025 Neopost SA                                             6,342,066
       277,746 Oberthur Card Systems SA (NON)                         2,577,478
       133,619 Pinguely-Haulotte                                      1,078,967
        32,378 Publicis Group SA                                      1,119,009
        45,452 SEB SA                                                 5,646,502
        17,750 Sodexho Alliance SA                                      581,260
       142,071 Thomson Multimedia SA                                  2,695,076
       166,515 UBI Soft Entertainment (NON)                           3,702,822
       118,476 Valeo SA                                               5,453,120
         6,647 Vinci SA                                                 603,628
         8,437 Zodiac SA                                                262,347
                                                                 --------------
                                                                     91,122,782

Germany (3.1%)
-------------------------------------------------------------------------------
         3,831 Adidas-Salomon AG                                        432,140
       582,148 Continental AG                                        23,865,681
         5,017 Epcos AG (NON)                                           118,731
       228,163 Hannover Rueckversicherungs AG                         8,149,098
         5,410 K&S AG                                                   176,086
        10,244 MAN AG                                                   358,240
        54,655 Mobilcom AG (NON)                                      1,171,239
         1,424 Porsche AG (Preferred)                                   829,147
        66,600 Rheinmetall AG (Preferred)                             2,494,526
                                                                 --------------
                                                                     37,594,888

Greece (--%)
-------------------------------------------------------------------------------
         3,980 Titan Cement Co. SA                                      173,250

Hong Kong (4.4%)
-------------------------------------------------------------------------------
        20,500 ASM Pacific Technology                                    93,498
    19,916,000 Brilliance China Automotive                            9,467,239
     3,360,000 Chen Hsong Holdings                                    2,503,726
     5,840,000 CNPC Hong Kong, Ltd.                                     937,869
     1,473,900 Dah Sing Financial Group                              11,361,581
       130,000 Esprit Holdings, Ltd.                                    507,734
       207,000 Industrial & Commercial Bank of China                    328,441
     1,600,000 Orient Overseas International, Ltd.                    5,509,019
     2,282,000 Oriental Press Group                                     842,894
     3,037,500 SmarTone Telecommunications
               Holdings, Ltd.                                         3,492,680
        25,100 Tommy Hilfiger Corp. (NON)                               405,867
    16,336,000 TPV Technology, Ltd. (Singapore
               Exchange)                                              9,886,644
    12,305,000 TPV Technology, Ltd. (Hong Kong
               Exchange)                                              7,469,696
       433,000 VTech Holdings, Ltd.                                     787,161
        40,500 Wing Hang Bank, Ltd.                                     261,463
        56,800 Wing Lung Bank                                           379,465
                                                                 --------------
                                                                     54,234,977

Hungary (--%)
-------------------------------------------------------------------------------
           595 Gedeon Richter Rt.                                        67,756
        89,646 Magyar Tavkozlesi I Rt (Matav)                           351,868
                                                                 --------------
                                                                        419,624

India (0.1%)
-------------------------------------------------------------------------------
        19,362 Satyam Computer Services., Ltd.                          132,592
        17,400 Tata Iron & Steel Co., Ltd.                              165,379
       133,142 ZEE Telefilms, Ltd.                                      391,975
                                                                 --------------
                                                                        689,946

Ireland (2.2%)
-------------------------------------------------------------------------------
       169,570 Depfa Bank PLC                                        26,542,758

Israel (--%)
-------------------------------------------------------------------------------
         4,975 M-Systems Flash Disk Pioneers (NON)                       99,450

Italy (2.6%)
-------------------------------------------------------------------------------
        97,806 Arnoldo Mondadori Editore SpA                            974,465
        34,500 Autogrill SpA (NON)                                      483,882
        35,103 Banca Popolare di Milano Scrl (BPM)                      226,328
        13,833 Buzzi Unicem SpA                                         167,723
         2,800 Cattolica di Assicurazioni Scrl                          120,702
         8,059 Davide Campari-Milano SpA                                370,233
     1,145,000 Impregilo SpA                                            632,983
     1,097,055 Italcementi SpA                                       13,383,397
       734,000 Milano Assicurazioni SpA                               2,863,203
     5,785,367 Parmalat Finanziaria SpA                                     719
     2,733,003 Snam Rete Gas SpA                                     12,630,180
        63,815 Societa Iniziative Autostradali e
               Servizi SpA                                              553,356
                                                                 --------------
                                                                     32,407,171

Japan (23.1%)
-------------------------------------------------------------------------------
        63,000 77 Bank, Ltd. (The)                                      341,959
        44,000 Aderans Co., Ltd.                                        886,041
        48,300 Aeon Credit Service Co., Ltd.                          2,696,842
        16,000 Aioi Insurance Co., Ltd.                                  63,854
        29,000 Aisin Seiki Co., Ltd.                                    486,297
       239,500 Arisawa Manufacturing Co., Ltd.                        8,220,824
     1,808,000 Asics Corp.                                            3,690,471
        13,000 Bandai Co., Ltd.                                         295,698
     2,055,000 Brother Industries, Ltd.                              19,374,371
       269,000 Canon, Inc.                                            2,878,362
        71,500 Citizen Electronics Co., Ltd.                          5,759,268
        10,800 Daiichikosho Co., Ltd.                                   573,364
       660,700 Daito Trust Construction Co., Ltd.                    22,799,442
        30,000 Eizo Nanao Corp.                                         818,307
       274,900 FamilyMart Co., Ltd.                                   7,523,579
        10,000 Fancl Corp.                                              306,636
       348,500 Fujirebio, Inc.                                        3,799,208
        88,900 Hitachi Chemical Co., Ltd.                             1,402,057
       104,000 Joyo Bank, Ltd. (The)                                    336,989
        12,600 JSR Corp.                                                262,380
            40 K's Denki Corp.                                              899
     2,053,000 Kaneka Corp.                                          17,645,465
     2,361,000 Kansai Paint Co., Ltd.                                11,216,101
         7,000 Kissei Pharmaceutical Co., Ltd.                          134,874
         8,300 Kose Corp.                                               278,060
       110,000 Kuraray Co., Ltd.                                        870,938
         4,000 Leopalace21 Corp.                                         47,597
       818,000 Makita Corp.                                           9,718,664
       190,200 Meitec Corp.                                           6,720,110
         3,300 Namco, Ltd.                                               81,254
        21,500 NEC Electronics Corp. 144A                             1,357,895
     1,798,000 NGK Spark Plug Co., Ltd.                              15,322,087
        74,000 Nifco, Inc.                                            1,007,213
        58,000 Nihon Kohden Corp.                                       470,371
         8,000 Nippon Electric Glass Co., Ltd.                          162,563
           944 Niws Co., Ltd.                                         2,212,027
       382,700 Noritz Corp.                                           5,478,653
       572,000 Olympus Corp.                                         11,911,213
       267,900 Ono Pharmaceutical Co., Ltd.                          11,647,826
     1,274,000 Onward Kashiyama Co., Ltd.                            16,384,165
       700,000 Riken Corp.                                            2,421,968
        32,500 Rinnai Corp.                                             809,153
       284,600 Ryohin Keikaku Co., Ltd.                               9,768,879
       411,700 Santen Pharmaceutical Co., Ltd.                        5,652,632
        51,900 Sanwa Shutter Corp.                                      268,882
       508,700 Shimano, Inc.                                         11,221,666
         1,000 Shinsei Bank, Ltd.                                         7,387
       558,000 Stanley Electric Co., Ltd.                             9,500,046
       904,000 Sumitomo Rubber Industries                             5,328,842
         6,000 Suruga Bank, Ltd. (The)                                   36,082
       136,000 Tokyo Tatemono Co., Ltd.                                 613,712
     2,216,000 Toshiba TEC Corp.                                      8,884,284
         4,500 Trend Micro, Inc.                                        139,222
         6,100 Uni-Charm Corp.                                          285,318
       780,000 Uniden                                                12,886,957
     1,307,000 Victor Co. of Japan, Ltd.                             12,573,519
       599,000 Yamazaki Baking Co., Inc.                              5,230,627
       640,000 Yodogawa Steel Works, Ltd.                             2,208,513
                                                                 --------------
                                                                    283,021,613

Netherlands (3.4%)
-------------------------------------------------------------------------------
         9,800 Corio NV                                                 416,004
        49,014 Equant NV (NON)                                          505,997
       171,848 Hunter Douglas NV                                      7,922,494
       261,000 Laurus NV (NON)                                          415,028
       242,766 Nutreco Holding NV                                     7,853,357
       324,182 Stork NV                                               6,069,161
       780,003 TPG NV                                                17,025,290
        16,136 Wereldhave NV                                          1,340,059
                                                                 --------------
                                                                     41,547,390

Norway (1.2%)
-------------------------------------------------------------------------------
     1,563,438 Tandberg ASA (NON)                                    14,996,528

Portugal (--%)
-------------------------------------------------------------------------------
        59,072 Brisa-Auto Estradas de Portugal SA                       428,569

Singapore (0.9%)
-------------------------------------------------------------------------------
       794,000 ComfortDelgro Corp., Ltd.                                440,878
        26,100 Creative Technology, Ltd.                                274,511
     1,812,000 Hong Leong Asia, Ltd.                                  2,044,209
    15,102,000 Singapore Post, Ltd.                                   6,655,209
     2,476,300 Singapore Post, Ltd. 144A (NON)                        1,091,266
                                                                 --------------
                                                                     10,506,073

South Africa (--%)
-------------------------------------------------------------------------------
        12,155 Sappi, Ltd.                                              166,400

South Korea (6.2%)
-------------------------------------------------------------------------------
       583,415 Asiana Airlines (NON)                                  1,276,065
         1,610 Cheil Communications, Inc.                               246,638
         9,300 Cheil Jedang Corp.                                       541,379
         8,640 Hankuk Electric Glass Co., Ltd.                          433,103
       153,630 Hyundai Development Co.                                1,693,199
       165,150 Hyundai Marine & Fire Insurance Co.                    5,558,879
        18,860 INI Steel Co.                                            202,243
       989,650 Kia Motors Corp.                                       9,180,583
        87,170 Korea Exchange Bank (NON)                                594,240
        17,380 Korea Tobacco & Ginseng Corp.                            408,985
       851,460 LG Engineering & Construction, Ltd.                   13,949,451
         1,460 Lotte Chilsung Beverage Co.                              807,660
       140,650 Samsung Fire & Marine Insurance                        9,061,451
       160,630 Samsung SDI Co., Ltd.                                 22,283,140
        45,520 Sindo Ricoh Co., Ltd.                                  2,452,269
        88,260 Ssangyong Motor Co. (NON)                                717,347
       387,820 Sungshin Cement Co., Ltd.                              6,353,647
                                                                 --------------
                                                                     75,760,279

Spain (2.0%)
-------------------------------------------------------------------------------
     1,180,000 Compagnie Industriali Riunite (CIR) SpA                2,345,462
        97,359 Corp. Mapfre SA                                        1,429,618
        13,000 Fomento de Construcciones y
               Contratas SA                                             476,099
         3,809 Indra Sistemas SA Class A                                 52,004
     2,526,918 TPI Paginas Amarillas                                 19,714,115
                                                                 --------------
                                                                     24,017,298

Sweden (4.7%)
-------------------------------------------------------------------------------
       886,763 Alfa Laval AB                                         11,914,854
         6,161 Autoliv, Inc. SDR (Swedish
               Depositary Receipts)                                     271,937
       728,339 Billerud AB                                           11,254,146
       221,100 Carnegie AB                                            2,807,383
        14,537 Elekta AB Class B (NON)                                  281,267
       105,760 Eniro AB                                                 930,773
         6,400 Gambro AB Class A                                         54,175
         3,400 Gambro AB Class B                                         28,324
        13,979 Getinge AB Class B                                       150,261
       454,070 SKF AB Class B                                        16,777,864
        30,000 Swedish Match AB                                         286,194
       230,085 Tele2 AB Class B                                      11,098,490
        98,800 Trelleborg AB Class B                                  1,812,052
                                                                 --------------
                                                                     57,667,720

Switzerland (3.5%)
-------------------------------------------------------------------------------
         1,121 Baloise Holding, Ltd.                                     53,728
        28,332 Charles Voegele Holding AG (NON)                       1,957,086
        68,781 Ciba Specialty Chemicals AG (NON)                      4,940,790
       212,364 Converium Holding AG                                  11,265,529
         1,487 Leica Geosystems AG (NON)                                254,158
         9,065 Logitech International (NON)                             435,186
         3,488 Micronas Semiconductor Holding AG (NON)                  171,433
       159,928 Saurer AG (NON)                                        7,759,582
        25,377 Schindler Holding AG                                   6,995,865
         1,547 Sika AG                                                  749,374
        59,963 Swatch Group AG (The) Class B                          7,698,463
           396 Synthes-Stratec, Inc.                                    399,868
         3,929 Tecan Group AG                                           206,724
                                                                 --------------
                                                                     42,887,786

Taiwan (--%)
-------------------------------------------------------------------------------
        28,000 Chi Mei Optoelectronics Corp. (NON)                       41,656
       153,000 Chicony Electronics Co., Ltd.                            351,065
        11,000 Novatek Microelectronics Corp., Ltd.                      44,541
       112,000 Siliconware Precision Industries Co. (NON)               121,944
                                                                 --------------
                                                                        559,206

United Kingdom (15.7%)
-------------------------------------------------------------------------------
       644,778 Acambis PLC (NON)                                      4,187,801
       309,536 Aegis Group PLC                                          618,922
       173,964 Aggregate Industries PLC                                 278,437
       122,095 Alliance & Leicester PLC                               1,967,775
       620,000 Amlin PLC                                              1,858,112
     1,412,463 Berkeley Group PLC                                    23,773,446
        21,815 Bradford & Bingley PLC                                   122,661
        65,028 British Land Co. PLC                                     778,337
        36,628 British Vita PLC                                         182,841
       453,198 Carpetright PLC                                        8,367,945
       134,795 Countryside Properties PLC                               634,103
     1,417,403 Countrywide Assured Group PLC                          4,366,256
       186,321 Cox Insurance Holdings PLC (NON)                         305,994
        51,970 Daily Mail and General Trust Class A                     656,279
     1,152,840 Davis Service Group PLC                                8,428,941
       532,739 Domino Printing Sciences                               1,957,435
        53,063 easyJet PLC (NON)                                        328,886
        74,512 Electrocomponents PLC                                    484,297
       184,248 Elementis PLC Class B                                      2,564
        32,860 Enterprise Inns PLC                                      371,663
        78,990 French Connection Group PLC                              600,985
       294,860 Hilton Group PLC                                       1,210,617
       262,455 House of Fraser PLC                                      510,903
     2,298,840 ICAP PLC                                              13,523,085
     1,196,568 IMI PLC                                                7,832,712
        38,600 Informa Group PLC                                        267,180
       100,535 Johnston Press PLC                                       964,530
        99,353 Kensington Group PLC                                     846,255
     1,073,193 Kesa Electricals PLC                                   5,416,946
       112,939 Laird Group PLC                                          607,785
     1,964,977 London Stock Exchange PLC                             12,826,208
        29,100 Lonmin PLC                                               651,791
       784,230 Man Group PLC                                         22,440,658
       125,618 McBride PLC                                              333,346
        42,761 Misys PLC                                                180,128
     1,026,097 Mowlem PLC                                             4,141,479
       223,927 NHP PLC                                                  761,479
     1,497,716 Northern Rock PLC                                     21,525,767
       134,747 Paragon Group Cos.                                       967,694
        88,041 Peninsular and Oriental Steam
               Navigation Co.                                           374,952
       100,000 Pilkington PLC                                           180,467
     1,301,681 Provident Financial PLC                               17,983,617
       104,564 Savills PLC                                              787,800
        26,889 Shire Pharmaceuticals PLC (NON)                          272,817
       335,000 SIG PLC                                                2,382,510
        42,335 Travis Perkins PLC                                     1,067,645
        82,443 WH Smith Group PLC                                       419,956
     1,387,354 William Hill PLC                                      12,795,329
        32,416 Wolverhampton & Dudley Breweries PLC                     516,726
                                                                 --------------
                                                                    192,064,062

United States (0.1%)
-------------------------------------------------------------------------------
       492,200 Downer EDI, Ltd. 144A (NON)                            1,287,126
                                                                 --------------
               Total Common stocks
               (cost $933,987,619)                               $1,190,458,464

Preferred stocks (--%) (a) (cost $166,072)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         3,545 Fresenius Medical Care zero % pfd.                      $161,625

Short-term investments (3.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $27,956,915 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 0.98% to
               1.08% and a  due date of March 1,
               2004 (d)                                             $27,956,152
    18,826,013 Short-term investments held in
               Putnam commingled cash  account with
               yields ranging from 1.01% to 1.07%
               and due dates  ranging from March 1,
               2004 to April 23, 2004 (d)                            18,826,013
       672,000 U.S. Treasury Bills zero %, May 6,
               2004 (SEG)                                               670,459
                                                                 --------------
               Total Short-term investments
               (cost $47,452,624)                                   $47,452,624
-------------------------------------------------------------------------------
               Total Investments
               (cost $981,606,315)                               $1,238,072,713
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,227,085,307.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 29, 2004.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



Forward currency contracts to buy at February 29, 2004 (Unaudited)
(aggregate face value $233,633,891)
                                                                                  Unrealized
                                              Aggregate          Delivery        appreciation/
                              Value          face value            date         (depreciation)
------------------------------------------------------------------------------------------------
Australian Dollar         $43,851,958       $44,382,074           6/16/04         $(530,116)
British Pound             131,785,584       131,838,227           6/16/04           (52,643)
Danish Krone                8,750,869         8,572,854           6/16/04           178,015
Euro                          811,532           813,333           6/16/04            (1,801)
Japanese Yen                5,799,337         5,923,311           3/17/04          (123,974)
Singapore Dollar            6,379,252         6,314,718           3/17/04            64,534
Swedish Krona               5,425,410         5,659,313           3/17/04          (233,903)
Swiss Franc                29,616,155        30,130,061           3/17/04          (513,906)
------------------------------------------------------------------------------------------------
                                                                                $(1,213,794)
------------------------------------------------------------------------------------------------



Forward currency contracts to sell at February 29, 2004 (Unaudited)
(aggregate face value $190,126,406)
                                                                                  Unrealized
                                              Aggregate          Delivery        appreciation/
                              Value          face value            date         (depreciation)
------------------------------------------------------------------------------------------------
British Pound              $5,542,122        $5,566,440           6/16/04           $24,318
Canadian Dollar             2,556,125         2,572,229           6/16/04            16,104
Euro                          636,615           638,516           6/16/04             1,901
Hong Kong Dollar           42,539,531        42,720,514           3/17/04           180,983
Japanese Yen               89,102,701        90,864,402           3/17/04         1,761,701
Norwegian Krone             7,287,847         7,477,308           3/17/04           189,461
Swedish Krona              40,672,065        40,286,997           3/17/04          (385,068)
------------------------------------------------------------------------------------------------
                                                                                 $1,789,400
------------------------------------------------------------------------------------------------



Futures contracts outstanding at February 29, 2004 (Unaudited)
                                                                                      Unrealized
                                                  Aggregate          Expiration      appreciation/
                                  Value           face value            date        (depreciation)
---------------------------------------------------------------------------------------------------
Dow Jones Euro STOXX
50 (Long)                      $2,087,386        $2,102,487            Mar-04          $(15,101)
New Financial Times Stock
Exchange 100 Index (Long)       1,412,671         1,403,259            Mar-04             9,412
Russell 2000 Index (Long)       4,099,200         4,142,185            Mar-04           (42,985)
S&P ASX 200 Index (Long)        1,880,249         1,871,322            Mar-04             8,927
Tokyo Price Index (Long)        2,580,961         2,522,029            Mar-04            58,932
---------------------------------------------------------------------------------------------------
                                                                                        $19,185
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
February 29, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $26,189,453
of securities on loan (identified cost $981,606,315) (Note 1)    $1,238,072,713
-------------------------------------------------------------------------------
Foreign currency (cost $2,724,410) (Note 1)                           2,836,764
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             3,933,712
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                2,001,288
-------------------------------------------------------------------------------
Receivable for securities sold                                        1,723,016
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                155,893
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               2,560,801
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)            20,996,870
-------------------------------------------------------------------------------
Total assets                                                      1,272,281,057

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                            876
-------------------------------------------------------------------------------
Payable for securities purchased                                      1,823,626
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            5,932,396
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          2,790,270
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              209,445
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                   66,836
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              3,319
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                  678,731
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  1,985,195
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                3,337,603
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                   27,956,152
-------------------------------------------------------------------------------
Other accrued expenses                                                  411,301
-------------------------------------------------------------------------------
Total liabilities                                                    45,195,750
-------------------------------------------------------------------------------
Net assets                                                       $1,227,085,307

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $1,725,571,715
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)           (15,288,157)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                     (740,570,240)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   257,371,989
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $1,227,085,307

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($626,807,566 divided by 30,748,954 shares)                              $20.38
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $20.38)*                  $21.51
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($439,775,804 divided by 22,043,540 shares)**                            $19.95
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($73,428,270 divided by 3,634,451 shares)**                              $20.20
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($19,791,398 divided by 980,372 shares)                                  $20.19
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.19)*                  $20.92
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,621 divided by 80 shares)                              $20.37
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($67,280,648 divided by 3,296,367 shares)                  $20.41
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended February 29, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,220,255)                         $7,625,237
-------------------------------------------------------------------------------
Securities lending                                                      183,690
-------------------------------------------------------------------------------
Interest                                                                 87,483
-------------------------------------------------------------------------------
Total investment income                                               7,896,410

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      5,892,891
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        2,488,102
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                               23,178
-------------------------------------------------------------------------------
Administrative services (Note 2)                                         10,645
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                   839,210
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 2,182,063
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                   398,921
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                    79,767
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                         3
-------------------------------------------------------------------------------
Other                                                                   447,939
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                             32,839
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                       (32,839)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                          (37,519)
-------------------------------------------------------------------------------
Total expenses                                                       12,325,200
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (1,122,878)
-------------------------------------------------------------------------------
Net expenses                                                         11,202,322
-------------------------------------------------------------------------------
Net investment loss                                                  (3,305,912)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    128,570,980
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                         855,531
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)          22,744,801
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                 (1,801,504)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                         155,722,419
-------------------------------------------------------------------------------
Net gain on investments                                             306,092,227
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $302,786,315
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 29        August 31
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                     $(3,305,912)      $9,934,633
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    152,171,312     (254,225,019)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       153,920,915      338,597,985
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       302,786,315       94,307,599
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                       (9,676,805)      (5,617,285)
-------------------------------------------------------------------------------
    Class B                                       (3,694,657)              --
-------------------------------------------------------------------------------
    Class C                                         (502,133)         (11,213)
-------------------------------------------------------------------------------
    Class M                                         (203,410)         (33,954)
-------------------------------------------------------------------------------
    Class R                                              (19)             --
-------------------------------------------------------------------------------
    Class Y                                       (1,126,488)        (495,734)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (357,426,265)    (195,559,223)
-------------------------------------------------------------------------------
Total decrease in net assets                     (69,843,462)    (107,409,810)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,296,928,769    1,404,338,579
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$15,288,157 and undistributed net investment
income of $3,221,267, respectively)           $1,227,085,307   $1,296,928,769
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
                                February 29
Per-share                       (Unaudited)                         Year ended August 31
operating performance              2004           2003         2002         2001           2000         1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $16.31         $15.00       $16.82       $26.76         $17.28       $12.37
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income
(loss) (a)                         (.02)(d)        .16          .10          .11            .05         (.01)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         4.38           1.27        (1.80)      (10.00)         10.13         5.33
-------------------------------------------------------------------------------------------------------------
Total from
investment operations              4.36           1.43        (1.70)       (9.89)         10.18         5.32
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                  (.29)          (.12)        (.12)          --           (.15)        (.14)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       --             --           --         (.05)          (.55)        (.27)
-------------------------------------------------------------------------------------------------------------
Total distributions                (.29)          (.12)        (.12)        (.05)          (.70)        (.41)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                    $20.38         $16.31       $15.00       $16.82         $26.76       $17.28
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)            26.93*          9.67       (10.17)      (37.00)         59.46        43.98
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $626,808       $703,809     $751,623     $874,525     $1,311,822     $216,735
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           .82 (d)*      1.65         1.54         1.47           1.48         1.78
-------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                     (.11) (d)*     1.13          .60          .54            .17         (.07)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            36.08*         93.27        90.87       203.36         144.34       106.76
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended February 29, 2004 reflect a reduction of less than 0.01%, based on average net assets for class A shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
                                 February 29
Per-share                        (Unaudited)                         Year ended August 31
operating performance               2004            2003         2002         2001        2000         1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $15.91          $14.63       $16.42       $26.31      $17.07       $12.25
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income
(loss) (a)                          (.09)(d)         .05         (.02)        (.05)       (.15)        (.12)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          4.29            1.23        (1.77)       (9.79)      10.01         5.27
-------------------------------------------------------------------------------------------------------------
Total from
investment operations               4.20            1.28        (1.79)       (9.84)       9.86         5.15
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                   (.16)             --           --           --        (.07)        (.06)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --              --           --         (.05)       (.55)        (.27)
-------------------------------------------------------------------------------------------------------------
Total distributions                 (.16)             --           --         (.05)       (.62)        (.33)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $19.95          $15.91       $14.63       $16.42      $26.31       $17.07
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             26.52*           8.75       (10.90)      (37.44)      58.24        42.84
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $439,776        $429,457     $478,348     $584,300    $936,798     $171,524
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.19 (d)*       2.40         2.29         2.22        2.23         2.53
-------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                      (.48) (d)*       .37         (.15)        (.23)       (.57)        (.83)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             36.08*          93.27        90.87       203.36      144.34       106.76
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended February 29, 2004 reflect a reduction of less than 0.01%, based on average net assets for class B shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended                                                                      For the period
                                   February 29                                                                   July 26, 1999+
Per-share                          (Unaudited)                        Year ended August 31                        to August 31
operating performance                 2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $16.08          $14.78          $16.59          $26.59          $17.27          $16.21
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income
(loss) (a)                            (.09) (d)        .05            (.03)           (.04)           (.11)           (.01)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            4.34            1.25           (1.78)          (9.91)          10.11            1.07
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 4.25            1.30           (1.81)          (9.95)          10.00            1.06
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.13)             -- (e)          --              --            (.13)             --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --            (.05)           (.55)             --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.13)             -- (e)          --            (.05)           (.68)             --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $20.20          $16.08          $14.78          $16.59          $26.59          $17.27
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               26.50*           8.81          (10.91)         (37.46)          58.41            6.54*
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $73,428         $85,732        $102,078        $125,787        $170,579          $2,711
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.19 (d)*       2.40            2.29            2.22            2.23             .26*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                        (.49) (d)*       .34            (.16)           (.19)           (.44)           (.14)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               36.08*          93.27           90.87          203.36          144.34          106.76
---------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended February 29, 2004 reflect a reduction of less than 0.01%, based on average net assets for class C shares (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
                                    February 29
Per-share                           (Unaudited)                                 Year ended August 31
operating performance                   2004            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.11          $14.79          $16.58          $26.50          $17.15          $12.30
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        (.07) (d)        .08             .02              -- (e)        (.10)           (.08)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              4.34            1.26           (1.79)          (9.87)          10.10            5.28
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   4.27            1.34           (1.77)          (9.87)          10.00            5.20
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)           (.02)           (.02)             --            (.10)           (.08)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --            (.05)           (.55)           (.27)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)           (.02)           (.02)           (.05)           (.65)           (.35)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.19          $16.11          $14.79          $16.58          $26.50          $17.15
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 26.66*           9.12          (10.68)         (37.28)          58.79           43.17
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $19,791         $21,987         $23,904         $32,695         $64,164         $18,701
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.07 (d)*       2.15            2.04            1.97            1.98            2.28
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.36) (d)*       .61             .11            (.01)           (.40)           (.58)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.08*          93.27           90.87          203.36          144.34          106.76
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended February 29, 2004 reflect a reduction of less than 0.01%, based on average net assets for class M shares (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------
                                                                                         For the
                                                                       Six months        period
                                                                          ended        January 21,
                                                                       February 29        2003+
Per-share                                                              (Unaudited)     to August 31
operating performance                                                      2004            2003
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                      $16.29          $14.04
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                           (.04) (d)        .07
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                        4.39            2.18
---------------------------------------------------------------------------------------------------
Total from
investment operations                                                      4.35            2.25
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net
investment income                                                          (.27)             --
---------------------------------------------------------------------------------------------------
Total distributions                                                        (.27)             --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                            $20.37          $16.29
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                    26.85*          16.03*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                               $2              $1
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                   .94 (d)*       1.16*
---------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                           (.23) (d)*       .53*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                    36.08*          93.27
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended February 29, 2004 reflect a reduction of less than 0.01%, based on average net assets for class R shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------------------
                                              Six months                                                    For the period
                                                 ended                                                         February 1,
                                              February 29                                                        2000+
Per-share                                     (Unaudited)                Year ended August 31                to August 31
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $16.35          $15.05          $16.90          $26.81          $26.48
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          -- (d) (e)     .21             .15             .18             .15
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       4.40            1.25           (1.84)         (10.04)            .18
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            4.40            1.46           (1.69)          (9.86)            .33
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.34)           (.16)           (.16)             --              --
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     --              --              --            (.05)             --
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.34)           (.16)           (.16)           (.05)             --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $20.41          $16.35          $15.05          $16.90          $26.81
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          27.14*           9.90          (10.02)         (36.81)           1.25*
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $67,281         $55,942         $48,386         $27,420         $36,815
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         .69 (d)*       1.40            1.29            1.22             .72*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         .02 (d)*       1.43             .87             .85             .51*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          36.08*          93.27           90.87          203.36          144.34
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended February 29, 2004 reflect a reduction of less than 0.01%, based on average net assets for class Y shares (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 29, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam International Capital Opportunities Fund ("the fund"), is a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A redemption fee of 1.00% which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are mdenominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2004, the value of securities loaned amounted to $26,189,453. The fund received cash collateral of $27,956,152 which is pooled with collateral of other Putnam funds into 11 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $709,885,194 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
---------------------------------
   $65,154,464    August 31, 2009
   543,624,696    August 31, 2010
   101,106,034    August 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004 $180,146,247 of losses recognized during the period November 1, 2002 to August 31, 2003.

The aggregate identified cost on a tax basis is $984,660,993, resulting in gross unrealized appreciation and depreciation of $279,065,225 and $25,653,505, respectively, or net unrealized appreciation of $253,411,720.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administration
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.35% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended February 29, 2004, the fund paid PFTC $1,994,739 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 29, 2004, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 29, 2004, the fund's expenses were reduced by $1,122,878 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,246 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $35,277 and $633 from the sale of class A and class M shares, respectively, and received $1,210,741 and $6,435 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received $6,370 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $447,710,330 and $829,384,473, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At February 29, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,854,412      $174,511,084
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       496,849         9,102,175
----------------------------------------------------------------
                                    10,351,261       183,613,259

Shares repurchased                 (22,756,053)     (412,211,267)
----------------------------------------------------------------
Net decrease                       (12,404,792)    $(228,598,008)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         41,581,325      $587,264,647
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       380,140         5,181,379
----------------------------------------------------------------
                                    41,961,465       592,446,026

Shares repurchased                 (48,911,256)     (689,651,902)
----------------------------------------------------------------
Net decrease                        (6,949,791)     $(97,205,876)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,133,344       $20,491,625
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       183,949         3,303,735
----------------------------------------------------------------
                                     1,317,293        23,795,360

Shares repurchased                  (6,261,905)     (112,431,304)
----------------------------------------------------------------
Net decrease                        (4,944,612)     $(88,635,944)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,656,314       $35,953,461
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,656,314        35,953,461

Shares repurchased                  (8,370,123)     (112,875,135)
----------------------------------------------------------------
Net decrease                        (5,713,809)     $(76,921,674)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            220,665        $4,032,272
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        22,442           408,226
----------------------------------------------------------------
                                       243,107         4,440,498

Shares repurchased                  (1,939,248)      (35,137,966)
----------------------------------------------------------------
Net decrease                        (1,696,141)     $(30,697,468)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,068,896       $14,642,977
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           829            11,202
----------------------------------------------------------------
                                     1,069,725        14,654,179

Shares repurchased                  (2,643,356)      (35,495,416)
----------------------------------------------------------------
Net decrease                        (1,573,631)     $(20,841,237)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            146,455        $2,600,973
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,364           188,219
----------------------------------------------------------------
                                       156,819         2,789,192

Shares repurchased                    (541,312)       (9,824,237)
----------------------------------------------------------------
Net decrease                          (384,493)      $(7,035,045)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            342,724        $4,877,254
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,513            33,944
----------------------------------------------------------------
                                       345,237         4,911,198

Shares repurchased                    (596,334)       (8,280,679)
----------------------------------------------------------------
Net decrease                          (251,097)      $(3,369,481)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                  8              $148
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                19
----------------------------------------------------------------
                                             9               167

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                 9              $167
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 71            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            71             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                71            $1,000
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,697,082       $48,389,926
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        61,456         1,126,488
----------------------------------------------------------------
                                     2,758,538        49,516,414

Shares repurchased                  (2,883,462)      (51,976,381)
----------------------------------------------------------------
Net decrease                          (124,924)      $(2,459,967)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,241,328       $60,346,514
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        36,342           495,734
----------------------------------------------------------------
                                     4,277,670        60,842,248

Shares repurchased                  (4,070,895)      (58,064,203)
----------------------------------------------------------------
Net increase                           206,775        $2,778,045
----------------------------------------------------------------

At February 29, 2004, Putnam, LLC owned 72 class R shares of the fund (90% of class R shares outstanding), valued at $1,467.

Note 5
Regulatory and litigation matters

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended February 29, 2004, Putnam Management has assumed $32,839 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.



Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds* (formerly 4.75%).

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA011-212128  2AZ  4/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Capital Opportunities Fund
Supplement to Semiannual Report dated 2/29/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/29/04

                                                                        NAV

6 months                                                              27.14%
1 year                                                                63.42
5 years                                                               58.11
Annual average                                                         9.60
Life of fund (since class A inception, 12/28/95)                     183.15
Annual average                                                        13.59

Share value:                                                            NAV

8/31/03                                                              $16.35
2/29/04                                                              $20.41

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains            Total
                      1         $0.339              --                $0.339
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004

Putnam
New Value
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

[GRAPHIC OMITTED: LIGHTBULB]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In the first months of 2004, we have continued to see the same positive conditions in financial markets that arose during the recovery of 2003. The U.S. economy and corporate profits are growing impressively based on a solid foundation of rising productivity, low inflation, and low interest rates. With both consumer spending and business capital investment contributing to the expansion, the economy also shows greater equilibrium than has been the case in recent years. These favorable economic conditions have contributed to strong returns in both the stock and bond markets over the reporting period.

Experience teaches us that a run of good news like this does not give reason to be complacent. Rather, in such an environment, active research plays an even more important role in evaluating potential risks. Uncertainties include the possibilities of a rise in interest rates and the adverse effects of a weaker U.S. dollar. Putnam's investment management teams are focused on analyzing these and similar issues. They are also working to identify new opportunities, which may be less abundant than they were in last year's broad rally.

During its recent reporting period, your fund's class A shares at net asset value outperformed both the benchmark index and average for its Lipper peer group with the help of effective, active management. In the following pages, your fund's managers discuss fund performance, market trends, investment strategies, and individual holdings that contributed to returns. They also discuss their expectations for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004



Report from Fund Management

Fund highlights

 * Putnam New Value Fund's class A shares returned 18.65% at net asset value (NAV) for the semiannual period ended February 29, 2004. The return at public offering price (POP) was 11.80%.

 * Based on results at NAV, the fund outperformed its benchmark, the Russell 3000 Value Index, which returned 17.82%. We attribute this to the fund's greater exposure to lower-quality and small-capitalization stocks, which outperformed during the period.

 * Also, based on results at NAV, the fund outperformed the average return of its competitive peer group, the Lipper Multi-Cap Value Funds category, which was 16.65%. We attribute this to the fund's more aggressive positioning.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

We are pleased to report that your fund's results for the period were strong, both in absolute and relative terms. The fund's flexible approach to value investing, as well as its aggressive positioning, proved effective during the reporting period, as the market favored riskier stocks, value-oriented stocks, and smaller-cap stocks. Your fund was well positioned to benefit from these trends. At NAV, the fund outperformed its benchmark, the Russell 3000 Value Index, because the fund had larger positions in stocks and sectors that did well. It also owned some winning stocks that were not in the benchmark. We avoided some stocks that had weak performance. We believe the fund's greater exposure to lower-quality, deep-value stocks helped it outperform its Lipper category.

FUND PROFILE

Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of undervalued, out-of-favor midsize and large companies that Putnam Investments believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.


Market overview

The stock market's strength continued during the semiannual period, with stocks in virtually all industries delivering positive returns. Major market indexes posted double-digit gains and ended the calendar year in positive territory for the first time since 1999. Early in the period, corporate earnings reports put investors in a more positive frame of mind, as did the government's announcement that gross domestic product
(GDP) expanded at an 8.2% rate in the third quarter of 2003. Inflation remained low, and the government's fiscal and monetary policies contributed to market rallies. In January and February, the markets were a bit more volatile as investors paused to assess the strength of the economy and the potential for rising interest rates. For much of 2003, smaller-cap and value-oriented stocks led the equity market rally. Since the beginning of 2004, value and growth stocks vied for market leadership. Large-cap stocks began to gain strength and appear poised to dominate the market in coming months. As of the end of the period, the economy seemed to be in a classic cyclical recovery, with basic materials, technology, energy, and consumer cyclical sectors having advanced most strongly.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
Russell 3000 Value Index (large-company value stocks)                  17.82%
------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                12.17%
------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            15.52%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.59%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.92%
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.53%
------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   6.38%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/29/04.
------------------------------------------------------------------------------

Strategy overview

The process of selecting stocks for the portfolio has not changed. Since 1995, Putnam New Value Fund has pursued capital appreciation by investing in the stocks of large, established companies that we consider significantly undervalued by the market. The fund invests without regard to a company's market capitalization. However, it typically focuses on truly large businesses, some of which are so deeply out of favor that their market capitalization has fallen into the small- to mid-cap range. For these purposes, we define large companies as those that have been in business for at least ten years and generate a minimum of $1 billion in annual revenues. These criteria exclude most former high-fliers that never achieved real substance.

The fund's multi-cap investment strategy targets some distressed companies that have the potential for above-average capital appreciation over time and it accepts proportionately higher risks. The fund does not deliberately pursue low volatility or high yield, so it is not positioned to be conservative or defensive. Rather, it is a value fund for investors who have a high tolerance for risk. We balance quantitative methods and fundamental research to enhance return and manage risk. Because the fund's holdings may be more sensitive to company-specific news, its performance may not be closely correlated with the overall market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                      as of 8/31/03          as of 2/29/04

Financial                  7.8%                   7.7%

Banking                    8.6%                   7.5%

Retail                     4.9%                   6.6%

Conglomerates              7.0%                   6.5%

Oil and gas                5.6%                   5.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

Tyco International had especially strong performance over the second half of calendar 2003. A full year has passed since new top management was installed, and we believe this conglomerate has, for the most part, moved beyond the accounting, balance sheet, and liquidity issues that had caused its stock price to drop so drastically in 2001 and 2002. The company's business fundamentals have stabilized and its earnings are growing again. We believe that top management may now focus on streamlining operations and finding efficiencies that can improve the bottom line. Our thesis is that the company could continue to outperform for an extended period. We believe the stock remains undervalued and still has attractive upside potential. J.C. Penney is starting to blossom. Thanks to an improving economy, it is enjoying strong performance in its core retail stores. The stock has advanced on news of healthier revenues and a recent announcement that the company would sell its retail drug store chain, Eckert Drug. J.C. Penney was one of the top contributors to returns for the period. We sold some of the position to lock in profits, but the company is still among the fund's larger holdings.

Service Corporation International, the world's largest operator of funeral homes and cemeteries, has undergone some successful financial restructuring, including debt reduction and divesting itself of some foreign operations at attractive prices. The company generates plenty of free cash flow, which we believe could be used to reinstate a dividend in 2004. It has a couple of billion dollars in annual revenue, but despite these attractive characteristics, it trades near its book value. It performed well during the period and we believe it still represents an attractive opportunity. The fund is maintaining its portfolio weighting in this stock.


TOP HOLDINGS

1  ExxonMobil Corp.
   Oil and gas

2  Tyco International, Ltd.
   Bermuda
   Conglomerates

3  Citigroup, Inc.
   Financial

4  Fannie Mae
   Financial

5  Altria Group, Inc.
   Tobacco

6  Berkshire Hathaway, Inc. Class B
   Conglomerates

7  Union Pacific Corp.
   Railroads

8  U.S. Bancorp
   Banking

9  Hewlett-Packard Co.
   Computers

10 Wells Fargo & Co.
   Banking

Footnote reads:
These holdings represent 31.7% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.


As is generally the norm, the fund had a few notable detractors for the period. Shares of Liberty Media represented a fairly large position. The stock underperformed during the period, as the entire media sector was weak. Still, the fund continues to hold its position, as we believe prospects for the company may brighten over time. Relative to the benchmark, the fund benefited from not owning other poor-performing media stocks, such as Viacom and AOL/Time Warner. Business for defense contractor Lockheed Martin continues to be strong, but the defense sector was out of favor as investors shifted money to economically sensitive manufacturing companies. Lockheed's share price drifted down along with the sector. Investors are concerned about the slowing growth of the defense budget relative to GDP. We believe the stock represents an extremely attractive value, and that Lockheed's new CEO will be a catalyst for positive change. We have added shares to maintain the fund's position as the share price declined. Railroad operator Union Pacific, which had been enjoying a strong recovery, stumbled this year under the combined pressures of difficult weather conditions, higher fuel costs, an unexpected surge in demand, and a dearth of qualified engineers. Its weak return lagged the performance of the overall portfolio. We believe the company's problems can be overcome in the near term. As the share price has been low, we have been buying shares to build a larger position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are David L. King (Portfolio Leader), Mike Abata (Portfolio Member), Bartlett Geer, Deborah Kuenstner, Coleman Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In last year's environment, stocks in all industries and sectors advanced across the board. The time-worn clich, "a rising tide lifts all boats," described the equity market quite well. Under those conditions, the critical investment strategy was to be fully invested, and not overly conservative, so as not to miss the broad market advance. Trends currently developing in the marketplace appear to represent a departure from the trends of 2003. As the recovery has continued in 2004, we have begun to see greater differentiation, or less correlation, between the performance of different types of stocks. In this environment, the fund's results will rely more heavily on individual stock selection and company-specific analysis.

Also, we believe large-cap stocks are poised to take over as the market's leaders, closing the chapter on nearly five years of outperformance by small-cap stocks. From a valuation standpoint, we believe large caps are far more compelling. As the period ended, we were reducing the portfolio's weightings in stocks that have done very well -- generally, the smaller-cap names -- and building positions in larger-cap names that have lagged and, in our opinion, are currently more attractive. As a result, over time the portfolio is likely to shift toward larger positions, and possibly fewer holdings.

We believe the fund's flexible investment approach is well suited to a changing market environment. In our opinion, the portfolio is well positioned to take advantage of the improving economy, and a maturing recovery that favors larger-cap stocks. We also believe the value style may be competitive in 2004 and that the fund's returns are likely to be more moderate than returns generated in 2003.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
--------------------------------------------------------------------------------------------------------
                       Class A             Class B            Class C            Class M        Class R
(inception dates)      (1/3/95)           (2/26/96)          (7/26/99)          (2/26/96)      (12/1/03)
--------------------------------------------------------------------------------------------------------
                     NAV       POP      NAV      CDSC      NAV      CDSC      NAV       POP       NAV
--------------------------------------------------------------------------------------------------------
6 months           18.65%    11.80%   18.14%    13.14%   18.15%    17.15%   18.35%    14.22%    18.56%
--------------------------------------------------------------------------------------------------------
1 year             47.96     39.44    46.85     41.84    46.78     45.78    47.25     42.13     47.70
--------------------------------------------------------------------------------------------------------
5 years            44.88     36.55    39.56     37.56    39.40     39.40    41.39     36.45     43.21
Annual average      7.70      6.43     6.89      6.59     6.87      6.87     7.17      6.41      7.45
--------------------------------------------------------------------------------------------------------
Life of fund      204.73    187.16   184.07    184.07   184.00    184.00   191.14    180.95    198.07
Annual average     12.95     12.21    12.08     12.08    12.08     12.08    12.38     11.95     12.67
--------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/04
------------------------------------------------------------------------------
                                                             Lipper Multi-
                                             Russell 3000    Cap Value Funds
                                             Value Index     category average*
------------------------------------------------------------------------------
6 months                                     17.82%          16.65%
------------------------------------------------------------------------------
1 year                                       43.78           43.21
------------------------------------------------------------------------------
5 years                                      29.23           35.80
Annual average                                5.26            6.02
------------------------------------------------------------------------------
Life of fund                                225.30          194.64
Annual average                               13.73           12.26
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 2/29/04, there were 503, 465, 216, and 89 funds, respectively, in this Lipper category.



----------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/29/04
----------------------------------------------------------------------------------------------
                           Class A         Class B    Class C         Class M          Class R
----------------------------------------------------------------------------------------------
Distributions (number)        1               1          1               1                1
----------------------------------------------------------------------------------------------
Income                     $0.144          $0.044     $0.042          $0.068           $0.144
----------------------------------------------------------------------------------------------
Capital gains                 --              --         --              --               --
----------------------------------------------------------------------------------------------
Total                      $0.144          $0.044     $0.042          $0.068           $0.144
----------------------------------------------------------------------------------------------
Share value:           NAV        POP        NAV        NAV         NAV        POP       NAV
----------------------------------------------------------------------------------------------
8/31/03             $13.88     $14.73      $13.66     $13.64     $13.81     $14.31         --
----------------------------------------------------------------------------------------------
12/1/03*                --         --          --         --         --         --     $14.82
----------------------------------------------------------------------------------------------
2/29/04              16.31      17.21+      16.09      16.07      16.27      16.86      16.31
----------------------------------------------------------------------------------------------
* Inception date of class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.




----------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------
                        Class A           Class B           Class C           Class M       Class R
(inception dates)       (1/3/95)         (2/26/96)         (7/26/99)         (2/26/96)     (12/1/03)
----------------------------------------------------------------------------------------------------
                      NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP      NAV
----------------------------------------------------------------------------------------------------
6 months            19.77%   12.85%   19.29%   14.29%   19.21%   18.21%   19.40%   15.26%   19.60%
----------------------------------------------------------------------------------------------------
1 year              48.49    40.00    47.41    42.41    47.34    46.34    47.82    42.63    48.13
----------------------------------------------------------------------------------------------------
5 years             38.64    30.71    33.41    31.40    33.42    33.42    35.19    30.47    36.92
Annual average       6.75     5.50     5.93     5.61     5.94     5.94     6.22     5.46     6.49
----------------------------------------------------------------------------------------------------
Life of fund       203.60   186.10   182.83   182.83   182.77   182.77   189.89   179.74   196.79
Annual average      12.77    12.05    11.91    11.91    11.90    11.90    12.21    11.77    12.49
----------------------------------------------------------------------------------------------------



Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.31

U.S. stock
fund average           3.97

Percentile rank [plot as risk bar]: 70%

0%   Increasing Risk   100%


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
February 29, 2004 (Unaudited)

Common stocks (98.5%) (a)
Number of shares                                                          Value

Aerospace and Defense (4.3%)
-------------------------------------------------------------------------------
       701,300 Boeing Co. (The)                                     $30,415,381
       568,400 Lockheed Martin Corp.                                 26,305,552
                                                                 --------------
                                                                     56,720,933

Automotive (1.5%)
-------------------------------------------------------------------------------
       314,200 Lear Corp.                                            19,364,146

Banking (7.5%)
-------------------------------------------------------------------------------
       280,500 Northern Trust Corp.                                  13,926,825
       244,100 State Street Corp.                                    13,115,493
     1,276,700 U.S. Bancorp                                          36,424,251
       625,800 Wells Fargo & Co.                                     35,889,630
                                                                 --------------
                                                                     99,356,199

Beverage (0.8%)
-------------------------------------------------------------------------------
       350,700 Pepsi Bottling Group, Inc. (The)                      10,145,751

Building Materials (1.5%)
-------------------------------------------------------------------------------
       716,300 Masco Corp.                                           20,085,052

Chemicals (3.8%)
-------------------------------------------------------------------------------
       212,500 Avery Dennison Corp.                                  13,466,125
       541,900 Dow Chemical Co. (The)                                23,556,393
     1,101,400 Hercules, Inc. (NON)                                  13,106,660
                                                                 --------------
                                                                     50,129,178

Coal (0.7%)
-------------------------------------------------------------------------------
       328,300 Arch Coal, Inc.                                        9,612,624

Computers (3.2%)
-------------------------------------------------------------------------------
     1,596,337 Hewlett-Packard Co.                                   36,252,813
     1,281,100 Sun Microsystems, Inc. (NON)                           6,841,074
                                                                 --------------
                                                                     43,093,887

Conglomerates (6.5%)
-------------------------------------------------------------------------------
        12,360 Berkshire Hathaway, Inc. Class B
               (NON)                                                 38,723,880
     1,671,900 Tyco International, Ltd. (Bermuda)                    47,766,183
                                                                 --------------
                                                                     86,490,063

Consumer Finance (3.2%)
-------------------------------------------------------------------------------
       185,519 Capital One Financial Corp.                           13,119,904
       105,100 Countrywide Financial Corp.                            9,630,313
       358,000 MBNA Corp.                                             9,784,140
       753,000 Providian Financial Corp. (NON)                        9,736,290
                                                                 --------------
                                                                     42,270,647

Consumer Services (0.9%)
-------------------------------------------------------------------------------
     1,785,900 Service Corp. International (NON)                     12,090,543

Containers (0.6%)
-------------------------------------------------------------------------------
       577,900 Owens-Illinois, Inc. (NON)                             7,732,302

Electric Utilities (3.7%)
-------------------------------------------------------------------------------
         9,300 CenterPoint Energy, Inc.                                  97,278
     1,158,100 Edison International                                  26,740,529
       235,800 Exelon Corp.                                          15,831,612
       839,300 Sierra Pacific Resources (NON)                         6,764,758
                                                                 --------------
                                                                     49,434,177

Electronics (2.0%)
-------------------------------------------------------------------------------
       434,600 Micron Technology, Inc. (NON)                          6,536,384
       758,300 Motorola, Inc.                                        13,990,635
       277,400 Vishay Intertechnology, Inc. (NON)                     6,244,274
                                                                 --------------
                                                                     26,771,293

Energy (1.9%)
-------------------------------------------------------------------------------
       390,200 GlobalSantaFe Corp. (Cayman Islands)                  11,510,900
       420,800 Halliburton Co.                                       13,448,768
                                                                 --------------
                                                                     24,959,668

Financial (7.7%)
-------------------------------------------------------------------------------
       925,900 Citigroup, Inc.                                       46,535,734
       619,800 Fannie Mae                                            46,423,020
       161,200 Freddie Mac                                            9,981,504
                                                                 --------------
                                                                    102,940,258

Food (0.7%)
-------------------------------------------------------------------------------
       354,400 ConAgra, Inc.                                          9,636,136

Forest Products and Packaging (1.9%)
-------------------------------------------------------------------------------
       352,300 Boise Cascade Corp.                                   11,872,510
       690,600 Smurfit-Stone Container Corp.                         12,817,536
                                                                 --------------
                                                                     24,690,046

Health Care Services (2.9%)
-------------------------------------------------------------------------------
       176,900 AmerisourceBergen Corp.                               10,265,507
       149,800 Cardinal Health, Inc.                                  9,771,454
       335,200 CIGNA Corp.                                           18,580,136
                                                                 --------------
                                                                     38,617,097

Homebuilding (0.5%)
-------------------------------------------------------------------------------
       139,700 Lennar Corp.                                           6,908,165

Household Furniture and Appliances (0.7%)
-------------------------------------------------------------------------------
       125,200 Whirlpool Corp.                                        9,132,088

Insurance (3.0%)
-------------------------------------------------------------------------------
       302,900 ACE, Ltd. (Bermuda)                                   13,618,384
       251,700 Old Republic International Corp.                       5,940,120
       559,900 UnumProvident Corp.                                    8,297,718
       157,600 XL Capital, Ltd. Class A (Bermuda)                    12,081,616
                                                                 --------------
                                                                     39,937,838

Investment Banking/Brokerage (3.3%)
-------------------------------------------------------------------------------
       741,800 JPMorgan Chase & Co.                                  30,428,636
       218,600 Morgan Stanley Dean Witter & Co.                      13,063,536
                                                                 --------------
                                                                     43,492,172

Machinery (0.7%)
-------------------------------------------------------------------------------
       151,400 Ingersoll-Rand Co. Class A (Bermuda)                  10,065,072

Media (3.1%)
-------------------------------------------------------------------------------
     2,280,100 Liberty Media Corp. Class A (NON)                     25,993,140
       554,400 Walt Disney Co. (The)                                 14,708,232
                                                                 --------------
                                                                     40,701,372

Metals (1.5%)
-------------------------------------------------------------------------------
       525,800 Alcoa, Inc.                                           19,701,726

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------
       398,900 Southern Union Co. (NON)                               7,746,638

Oil & Gas (5.9%)
-------------------------------------------------------------------------------
       224,100 Amerada Hess Corp.                                    14,420,835
     1,278,500 ExxonMobil Corp.                                      53,914,345
       251,800 Unocal Corp.                                           9,568,400
                                                                 --------------
                                                                     77,903,580

Pharmaceuticals (2.1%)
-------------------------------------------------------------------------------
       460,900 Abbott Laboratories                                   19,726,520
       401,300 King Pharmaceuticals, Inc. (NON)                       7,733,051
                                                                 --------------
                                                                     27,459,571

Photography/Imaging (2.2%)
-------------------------------------------------------------------------------
     2,040,300 Xerox Corp. (NON)                                     28,849,842

Railroads (2.8%)
-------------------------------------------------------------------------------
       594,300 Union Pacific Corp.                                   37,821,252

Regional Bells (3.5%)
-------------------------------------------------------------------------------
     1,567,800 Qwest Communications International,
               Inc. (NON)                                             7,180,524
       502,000 SBC Communications, Inc.                              12,053,020
       710,000 Verizon Communications, Inc.                          27,214,300
                                                                 --------------
                                                                     46,447,844

Restaurants (2.4%)
-------------------------------------------------------------------------------
       565,300 Darden Restaurants, Inc.                              13,793,320
       644,600 McDonald's Corp.                                      18,242,180
                                                                 --------------
                                                                     32,035,500

Retail (6.6%)
-------------------------------------------------------------------------------
       907,200 Home Depot, Inc. (The)                                32,940,432
       730,900 JC Penney Co., Inc. (Holding Co.)                     22,562,883
       654,100 Limited Brands                                        12,918,475
       809,600 Office Depot, Inc. (NON)                              14,111,328
     1,023,200 Rite Aid Corp. (NON)                                   5,709,456
                                                                 --------------
                                                                     88,242,574

Software (0.5%)
-------------------------------------------------------------------------------
       230,600 Computer Associates International,
               Inc.                                                   6,124,736

Tobacco (3.1%)
-------------------------------------------------------------------------------
       712,800 Altria Group, Inc.                                    41,021,640

Waste Management (0.7%)
-------------------------------------------------------------------------------
       370,200 Republic Services, Inc.                                9,714,048
                                                                 --------------
               Total Common stocks
               (cost $1,015,139,002)                             $1,307,445,658

Convertible preferred stocks (0.7%) (a) (cost $5,534,515)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       107,000 Xerox Corp. 144A $3.75 cv. pfd.                       $8,733,875

Short-term investments (2.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $13,395,992 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.03% to 1.08% due March 1, 2004 (d)                 $13,395,596
    14,416,268 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.07%
               and due dates ranging from March 1,
               2004 to April 23, 2004 (d)                            14,416,268
                                                                 --------------
               Total Short-term investments
               (cost $27,811,864)                                   $27,811,864
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,048,485,381)                             $1,343,991,397
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,326,705,528.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
February 29, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $12,673,021
of securities on loan (identified cost $1,048,485,381)
(Note 1)                                                       $1,343,991,397
-------------------------------------------------------------------------------
Cash                                                                  914,208
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,324,895
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,653,579
-------------------------------------------------------------------------------
Receivable for securities sold                                     18,589,194
-------------------------------------------------------------------------------
Total assets                                                    1,367,473,273

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   20,448,744
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,594,254
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,996,388
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            321,126
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 90,467
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,199
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                694,920
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 13,395,596
-------------------------------------------------------------------------------
Other accrued expenses                                                223,051
-------------------------------------------------------------------------------
Total liabilities                                                  40,767,745
-------------------------------------------------------------------------------
Net assets                                                     $1,326,705,528

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,143,262,897
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        3,239,820
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (115,303,205)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        295,506,016
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,326,705,528

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($694,217,616 divided by 42,563,231 shares)                            $16.31
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.31)*                $17.21
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($472,836,152 divided by 29,386,453 shares)**                          $16.09
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($34,481,124 divided by 2,145,079 shares)**                            $16.07
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($32,087,836 divided by 1,972,483 shares)                              $16.27
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.27)*                $16.86
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,111 divided by 68 shares)                            $16.31
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($93,081,689 divided by 5,706,956 shares)                $16.31
-------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended February 29, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                         $12,273,914
-------------------------------------------------------------------------------
Interest                                                              108,370
-------------------------------------------------------------------------------
Securities lending                                                     12,340
-------------------------------------------------------------------------------
Total investment income                                            12,394,624

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,983,576
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,540,185
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             21,226
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       10,071
-------------------------------------------------------------------------------
Distribution fees - Class A (Note 2)                                  850,574
-------------------------------------------------------------------------------
Distribution fees - Class B (Note 2)                                2,204,582
-------------------------------------------------------------------------------
Distribution fees - Class C (Note 2)                                  163,885
-------------------------------------------------------------------------------
Distribution fees - Class M (Note 2)                                  123,406
-------------------------------------------------------------------------------
Distribution fees - Class R (Note 2)                                        1
-------------------------------------------------------------------------------
Other                                                                 362,292
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           29,063
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (29,063)
-------------------------------------------------------------------------------
Total expenses                                                      9,259,798
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (205,977)
-------------------------------------------------------------------------------
Net expenses                                                        9,053,821
-------------------------------------------------------------------------------
Net investment income                                               3,340,803
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   57,328,491
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (96,887)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period      154,128,216
-------------------------------------------------------------------------------
Net gain on investments                                           211,359,820
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $214,700,623
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 29        August 31
Increase in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $3,340,803       $8,619,997
-------------------------------------------------------------------------------
Net realized gain (loss) on investments           57,231,604     (128,528,489)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments       154,128,216      261,203,112
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       214,700,623      141,294,620
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                       (6,254,830)      (3,813,645)
-------------------------------------------------------------------------------
    Class B                                       (1,274,327)              --
-------------------------------------------------------------------------------
    Class C                                          (90,447)              --
-------------------------------------------------------------------------------
    Class M                                         (144,712)              --
-------------------------------------------------------------------------------
    Class R                                              (10)              --
-------------------------------------------------------------------------------
    Class Y                                         (996,103)        (478,490)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (129,658,291)     (96,324,402)
-------------------------------------------------------------------------------
Total increase in net assets                      76,281,903       40,678,083

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,250,423,625    1,209,745,542
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $3,239,820 and
$8,659,446, respectively)                     $1,326,705,528   $1,250,423,625
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                     February 29
Per-share                            (Unaudited)                                   Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.88          $12.22          $14.58          $13.08          $13.98          $12.01
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .06             .13             .12             .16             .16             .15
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.51            1.61           (2.02)           1.55             .49            3.27
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.57            1.74           (1.90)           1.71             .65            3.42
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.14)           (.08)           (.10)           (.21)           (.16)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.36)             --           (1.39)          (1.32)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.14)           (.08)           (.46)           (.21)          (1.55)          (1.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.31          $13.88          $12.22          $14.58          $13.08          $13.98
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     18.65*          14.30          (13.45)          13.14            6.13           29.23
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $694,218        $688,610        $633,088        $605,706        $331,658        $400,555
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .59*           1.18            1.09            1.11            1.15            1.09
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .40*           1.05             .86            1.10            1.32            1.04
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     32.64*          57.16           68.12           69.71           82.68           87.23
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                     February 29
Per-share                            (Unaudited)                                   Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.66          $12.03          $14.39          $12.92          $13.80          $11.87
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     -- (d)         .04             .02             .05             .07             .04
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.47            1.59           (2.01)           1.53             .49            3.23
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.47            1.63           (1.99)           1.58             .56            3.27
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.04)             --            (.01)           (.11)           (.05)           (.02)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.36)             --           (1.39)          (1.32)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.04)             --            (.37)           (.11)          (1.44)          (1.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.09          $13.66          $12.03          $14.39          $12.92          $13.80
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     18.14*          13.55          (14.15)          12.27            5.36           28.14
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $472,836        $424,745        $457,303        $583,543        $314,364        $423,948
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .96*           1.93            1.84            1.86            1.90            1.84
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .02*            .32             .12             .34             .57             .29
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     32.64*          57.16           68.12           69.71           82.68           87.23
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months                                                                         For the
                                           ended                                                                          period
                                     February 29                                                                   July 26,1999+
Per-share                            (Unaudited)                            Year ended August 31                    to August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.64          $12.02          $14.39          $12.97          $13.97          $15.04
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)              -- (d)         .04             .02             .04             .08            (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.47            1.58           (2.00)           1.55             .46           (1.05)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.47            1.62           (1.98)           1.59             .54           (1.07)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.04)             --            (.03)           (.17)           (.15)             --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.36)             --           (1.39)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.04)             --            (.39)           (.17)          (1.54)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.07          $13.64          $12.02          $14.39          $12.97          $13.97
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     18.15*          13.48          (14.11)          12.33            5.22           (7.12)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $34,481         $31,770         $32,446         $33,093          $6,470            $561
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .96*           1.93            1.84            1.86            1.90             .19*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .02*            .31             .11             .26             .62            (.18)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     32.64*          57.16           68.12           69.71           82.68           87.23
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                     February 29
Per-share                            (Unaudited)                                   Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.81          $12.14          $14.48          $13.00          $13.88          $11.93
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .02             .07             .05             .09             .10             .08
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.51            1.60           (2.00)           1.53             .49            3.24
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.53            1.67           (1.95)           1.62             .59            3.32
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.07)             --            (.03)           (.14)           (.08)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.36)             --           (1.39)          (1.32)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.07)             --            (.39)           (.14)          (1.47)          (1.37)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.27          $13.81          $12.14          $14.48          $13.00          $13.88
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     18.35*          13.76          (13.81)          12.53            5.62           28.46
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $32,088         $32,334         $35,610         $46,055         $26,692         $37,367
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .84*           1.68            1.59            1.61            1.65            1.59
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .15*            .56             .37             .60             .81             .54
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     32.64*          57.16           68.12           69.71           82.68           87.23
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------
                                                             For the
                                                              period
                                                    December 1, 2003+
Per-share                                             to February 29
operating performance                                           2004
---------------------------------------------------------------------
Net asset value,
beginning of period                                           $14.82
---------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------
Net investment income (a)                                        .02
---------------------------------------------------------------------
Net realized and unrealized
gain on investments                                             1.61
---------------------------------------------------------------------
Total from
investment operations                                           1.63
---------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------
From net
investment income                                               (.14)
---------------------------------------------------------------------
Total distributions                                             (.14)
---------------------------------------------------------------------
Net asset value,
end of period                                                 $16.31
---------------------------------------------------------------------
Total return at
net asset value (%)(b)                                         11.12*
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $1
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                        .36*
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                        .14*
---------------------------------------------------------------------
Portfolio turnover (%)                                         32.64*
---------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------
                                        Six months                                         For the
                                             ended                                          period
                                       February 29                 Year ended        July 3, 2001+
Per-share                              (Unaudited)                  August 31         to August 31
operating performance                         2004            2003            2002            2001
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $13.90          $12.23          $14.59          $15.49
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment income (a)                      .08             .15             .15             .02
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    2.51            1.63           (2.02)           (.92)
---------------------------------------------------------------------------------------------------
Total from
investment operations                         2.59            1.78           (1.87)           (.90)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net
investment income                             (.18)           (.11)           (.13)             --
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  --              --            (.36)             --
---------------------------------------------------------------------------------------------------
Total distributions                           (.18)           (.11)           (.49)             --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $16.31          $13.90          $12.23          $14.59
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                       18.77*          14.67          (13.25)          (5.81)*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $93,082         $72,965         $51,298         $28,533
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                      .46*            .93             .84             .14*
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                      .52*           1.27            1.08             .16*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       32.64*          57.16           68.12           69.71
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
February 29, 2004 (Unaudited)


Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Effective December 1, 2003 the fund began offering class R shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2004, the value of securities loaned amounted to $12,673,021. The fund received cash collateral of $13,395,596, which is pooled with collateral of other Putnam funds into 10 issuers of high-grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $94,925,641 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $6,219,447   August 31, 2010
    88,706,194   August 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004 $51,624,800 of losses recognized during the period November 1, 2002 to August 31, 2003.

The aggregate identified cost on a tax basis is $1,074,469,749, resulting in gross unrealized appreciation and depreciation of $283,152,318 and $13,630,670, respectively, or net unrealized appreciation of $269,521,648.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended February 29, 2004, the fund paid $1,157,979 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, February 29, 2004, the fund's expenses were reduced by $205,977 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,077, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $107,731 and $1,101 from the sale of class A and class M shares, respectively, and received $821,537 and $3,220 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received $2,578 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $410,233,118 and $532,897,542, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At February 29, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                              Six months ended February 29, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,234,598      $123,744,615
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       396,024         5,873,042
----------------------------------------------------------------
                                     8,630,622       129,617,657

Shares repurchased                 (15,665,860)     (233,414,821)
----------------------------------------------------------------
Net decrease                        (7,035,238)    $(103,797,164)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,101,914      $207,417,368
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       298,493         3,584,935
----------------------------------------------------------------
                                    17,400,407       211,002,303

Shares repurchased                 (19,627,405)     (232,451,040)
----------------------------------------------------------------
Net decrease                        (2,226,998)     $(21,448,737)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,425,207       $80,296,561
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        78,528         1,150,430
----------------------------------------------------------------
                                     5,503,735        81,446,991

Shares repurchased                  (7,220,988)     (105,777,642)
----------------------------------------------------------------
Net decrease                        (1,717,253)     $(24,330,651)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,804,632      $105,124,847
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,804,632       105,124,847

Shares repurchased                 (15,703,571)     (182,046,714)
----------------------------------------------------------------
Net decrease                        (6,898,939)     $(76,921,867)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            522,088        $7,633,583
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,212            76,301
----------------------------------------------------------------
                                       527,300         7,709,884

Shares repurchased                    (711,236)      (10,393,524)
----------------------------------------------------------------
Net decrease                          (183,936)      $(2,683,640)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,105,030       $13,255,944
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,105,030        13,255,944

Shares repurchased                  (1,475,952)      (17,209,007)
----------------------------------------------------------------
Net decrease                          (370,922)      $(3,953,063)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            386,829        $5,595,645
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         9,434           139,718
----------------------------------------------------------------
                                       396,263         5,735,363

Shares repurchased                    (764,890)      (11,339,442)
----------------------------------------------------------------
Net decrease                          (368,627)      $(5,604,079)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            674,203        $8,191,904
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       674,203         8,191,904

Shares repurchased                  (1,267,090)      (15,218,596)
----------------------------------------------------------------
Net decrease                          (592,887)      $(7,026,692)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to February 29, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 67            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                10
----------------------------------------------------------------
                                            68             1,010

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                68            $1,010
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,315,433       $19,889,716
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        67,209           996,103
----------------------------------------------------------------
                                     1,382,642        20,885,819

Shares repurchased                    (924,962)      (14,129,586)
----------------------------------------------------------------
Net increase                           457,680        $6,756,233
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,242,680       $27,247,307
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        39,874           478,490
----------------------------------------------------------------
                                     2,282,554        27,725,797

Shares repurchased                  (1,227,020)      (14,699,840)
----------------------------------------------------------------
Net increase                         1,055,534       $13,025,957
----------------------------------------------------------------

At February 29, 2004, Putnam, LLC owned 68 class R shares of the fund (100% of class R shares outstanding), valued at $1,111.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended February 29, 2004, Putnam Management has assumed $29,063 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

William H. Woolverton
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


SA025-212130  274/2BF/2BG  4/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam New Value Fund
Supplement to Semiannual Report dated 2/29/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/29/04

                                                                        NAV

6 months                                                              18.77%
1 year                                                                48.33
5 years                                                               45.93
Annual average                                                         7.85
Life of fund (since class A inception, 1/3/95)                       206.93
Annual average                                                        13.03

Share value:                                                            NAV

8/31/03                                                              $13.90
2/29/04                                                              $16.31

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Distributions:       No.        Income        Capital gains        Total
                      1         $0.181             --             $0.181

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004